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                                                                   EXHIBIT 99.07

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1
              -----------------------------------------------------

                    Monthly Period:                  1/1/02 to
                                                     1/31/02
                    Distribution Date:               2/19/02
                    Transfer Date:                   2/15/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution
          Date per $1,000 original certificate
          principal amount
                                          Class A             $1.68667
                                          Class B             $1.87917
                                          CIA                 $2.37417

     2.   The amount of the distribution set
          forth in paragraph 1 above in respect
          of interest on the Certificates, per
          $1,000 original certificate principal
          amount
                                          Class A             $1.68667
                                          Class B             $1.87917
                                          CIA                 $2.37417

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 2


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on
          the Certificates, per $1,000 original
          certificate principal amount
                                                  Class A        $       0.00000
                                                  Class B        $       0.00000
                                                  CIA            $       0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of
          Principal Receivables processed during the
          Monthly Period which were allocated in respect
          of the Certificates
                                                  Class A        $115,770,474.01
                                                  Class B        $ 10,475,499.99
                                                  CIA            $ 13,229,368.56
                                                                 ---------------
                                                  Total          $139,475,342.56

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of
               Finance Charge Receivables processed
               during the Monthly Period which were
               allocated in respect of the Certificates
                                                  Class A        $ 11,014,920.31
                                                  Class B        $    996,685.84
                                                  CIA            $  1,258,701.23
                                                                 ---------------
                                                  Total          $ 13,270,307.38

          (b1) Principal Funding Investment Proceeds (to
               Class A)                                          $          0.00
          (b2) Withdrawals from Reserve Account (to
               Class A)                                          $          0.00
                                                                 ---------------
               Class A Available Funds                           $ 11,014,920.31

          (c1) Principal Funding Investment Proceeds (to
               Class B)                                          $          0.00
          (c2) Withdrawals from Reserve Account (to
               Class B)                                          $          0.00
               Class B Available Funds                           $    996,685.84

          (d1) Principal Funding Investment Proceeds (to
               CIA)                                              $          0.00
          (d2) Withdrawals from Reserve Account (to CIA)         $          0.00
               CIA Available Funds                               $  1,258,701.23

          (e1) Total Principal Funding Investment Proceeds       $          0.00
          (e2) Investment Earnings on deposits to Reserve
               Account                                           $          0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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   3. Principal Receivable / Investor Percentages
      -------------------------------------------

      (a) The aggregate amount of Principal Receivables
          in the Trust as of 01/31/02                        $33,888,946,872.30


      (b) Invested Amount as of 01/31/02
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                          Class A            $   750,000,000.00
                                          Class B            $    67,770,000.00
                                          CIA                $    85,845,000.00
                                                             ------------------
                                          Total              $   903,615,000.00

      (c) The Floating Allocation Percentage:
                                          Class A                         2.144%
                                          Class B                         0.194%
                                          CIA                             0.245%
                                                             ------------------
                                          Total                           2.583%

      (d) During the Accumulation Period: The Invested
          Amount as of ______ (the last day of the
          Revolving Period)
                                          Class A            $             0.00
                                          Class B            $             0.00
                                          CIA                $             0.00
                                                             ------------------
                                          Total              $             0.00

      (e) The Fixed/Floating Allocation Percentage:
                                          Class A                         2.144%
                                          Class B                         0.194%
                                          CIA                             0.245%
                                                             ------------------
                                          Total                           2.583%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1997-1
Page 4


   4. Delinquent Balances.
      -------------------

      The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

      (a) 30 - 59 days                                      $  486,376,559.05
      (b) 60 - 89 days                                      $  366,957,289.61
      (c) 90 - 119 days                                     $  294,548,767.81
      (d) 120 - 149 days                                    $  224,948,013.19
      (e) 150 - 179 days                                    $  181,621,089.40
      (f) 180 or more days                                  $            0.00
                                          Total             $1,554,451,719.06

   5. Monthly Investor Default Amount.
      -------------------------------

      (a) The aggregate amount of all defaulted
          Principal Receivables written off as
          uncollectible during the Monthly Period
          allocable to the Invested Amount (the
          aggregate "Investor Default Amount")

                                          Class A           $    3,571,613.74
                                          Class B           $      323,177.73
                                          CIA               $      408,136.83
                                                            -----------------
                                          Total             $    4,302,928.30

   6. Investor Charge-Offs & Reimbursements of Charge-Offs.
      ----------------------------------------------------

      (a) The aggregate amount of Class A Investor
          Charge-Offs and the reductions in the Class
          B Invested Amount and the CIA

                                          Class A           $            0.00
                                          Class B           $            0.00
                                          CIA               $            0.00
                                                            -----------------
                                          Total             $            0.00

      (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                          Class A           $            0.00
                                          Class B           $            0.00
                                          CIA               $            0.00
                                                            -----------------
                                          Total             $            0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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      (c) The aggregate amount of Class A Investor
          Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                                  Class A        $         0.00
                                                  Class B        $         0.00
                                                  CIA            $         0.00
                                                                 --------------
                                                  Total          $         0.00

      (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                  Class A        $         0.00
                                                  Class B        $         0.00
                                                  CIA            $         0.00
                                                                 --------------
                                                  Total          $         0.00

   7. Investor Servicing Fee
      ----------------------
      (a) The amount of the Investor Monthly Servicing
          Fee payable by the Trust to the Servicer for the Monthly Period

                                                  Class A        $   937,500.00
                                                  Class B        $    84,712.50
                                                  CIA            $   107,306.25
                                                                 --------------
                                                  Total          $ 1,129,518.75


   8. Reallocated Principal Collections
      ---------------------------------
          The amount of Reallocated CIA and Class B
          Principal Collections applied in respect of Interest Shortfalls, Investor Default
          Amounts or Investor Charge-Offs for the
          prior month.

                                                  Class B        $         0.00
                                                  CIA            $         0.00
                                                                 --------------
                                                  Total          $         0.00

   9. CIA Invested Amount
      -------------------
      (a) The amount of the CIA Invested Amount as of
          the close of business on the related
          Distribution Date after giving effect to
          withdrawals, deposits and payments to be
          made in respect of the preceding month                 $85,845,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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       (b) The Required CIA Invested Amount as of the
           close of business on the related
           Distribution Date after giving effect to
           withdrawals, deposits and payments to be
           made in respect of the preceding month               $ 85,845,000.00

    10. The Pool Factor
        ---------------
           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                  Class A            1.00000000
                                                  Class B            1.00000000
                                                  Total              1.00000000

    11. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related Monthly Period              11.91%

    12. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                     3.93%



C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      12/01/2003

      (b) Accumulation Period Length (months)                                 2

      (c) Accumulation Period Factor                                       5.82

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $451,807,500.00

      (f) Minimum Payment Rate (last 12 months)                           12.86%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1997-1
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      2. Principal Funding Account
         -------------------------

         Beginning Balance                                         $   0.00
            Plus: Principal Collections for related
                  Monthly Period from Principal Account                0.00
            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                   0.00

            Less: Withdrawals to Finance Charge Account                0.00
            Less: Withdrawals to Distribution Account                  0.00
                                                                   --------
         Ending Balance                                                0.00

      3. Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                      $   0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period             $   0.00

               Accumulation Shortfall                              $   0.00
                                                                   --------
               Aggregate Accumulation Shortfalls                   $   0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                      $   0.00

         Less: Principal Funding Investment Proceeds               $   0.00
                                                                   --------
               Principal Funding Investment Shortfall              $   0.00
                                                                   --------

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage             0.00000%

         (b) Required Reserve Account Amount ($)                   $   0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date            $   0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date           $   0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1997-1
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     2. Reserve Account Investment Proceeds
        -----------------------------------
        Reserve Account Investment Proceeds transferred to the
        Finance Charge Account on the Related Transfer Date              $0.00

     3. Withdrawals from the Reserve Account Total
        ------------------------------------------
        Withdrawals from the Reserve Account transferred to the
        Finance Charge Account on the related Transfer                   $0.00
        Date (1 (d) plus 2 above)

     4. The Portfolio Adjusted Yield
        ----------------------------
        The Portfolio Adjusted Yield for the related Monthly Period       7.87%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                    First USA Bank, National Association
                                    as Servicer


                                    By: /s/ Tracie Klein
                                        --------------------
                                        Tracie Klein
                                        First Vice President